UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 18, 2010

BARNES & NOBLE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12302	06-1196501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

122 Fifth Avenue, New York, New York	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 633-3300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 18, 2010, Barnes & Noble, Inc. (the “Company”) announced that William J. Lynch, Jr. has been named Chief Executive Officer of the Company, succeeding Stephen Riggio, who will remain Vice Chairman.  On March 18, 2010, the Company also announced the promotion of Chief Operating Officer Mitchell S. Klipper to Chief Executive Officer of the Company’s retail group, which encompasses the Barnes & Noble retail business and the Barnes & Noble College Booksellers business.

A copy of the press release announcing the events described above is attached as Exhibit 99.1 and is incorporated in this report by reference.

Item 9.01.          Financial Statements and Exhibits

(d)       The following exhibit is filed as a part of this Report.

Exhibit No.	Description
99.1	Press Release of Barnes & Noble, Inc., dated March 18, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BARNES & NOBLE, INC.

Date: March 18, 2010	By:	/s/ Joseph J. Lombardi
Name: Joseph J. Lombardi
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Barnes & Noble, Inc., dated March 18, 2010